                                     ANNEX A

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is dated as of
May __, 2005 among Novelos Therapeutics, Inc., a Delaware corporation (the
"Company"), Common Horizons, Inc., a Nevada corporation (the "Holding Company"), each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

         WHEREAS, subject to the terms and conditions set forth in this
Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended
(the "Securities Act") and Rule 506 promulgated thereunder, the Holding Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Holding Company, in the aggregate, up to $11,500,000 of Common Stock and Warrants on the Closing Date.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company, the Holding Company and each Purchaser agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 Definitions. In addition to the terms defined elsewhere in this
Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

                  "Action" shall have the meaning ascribed to such term in
Section 3.1(j).

                  "Additional Closing" shall have the meaning ascribed to such term in Section 2.1 hereof.

                  "Additional Closing Date" means the date of each Additional
Closing.

                  "Affiliate" means any Person that, directly or indirectly
         through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an
         Affiliate of such Purchaser.

                  "Closing Date(s)" means the date of the First Closing which shall occur on the Reverse Merger Effective Date and each Additional
         Closing.

                  "Closing Price" means on any particular date (a) the last
         reported closing sale price per share, or, if not available, then the average of the last reported bid and asked prices of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15
         PM (New York time) as the last reported closing sale price (or bid and asked prices) for regular session trading on such day), or (b) if there is no such price on such date, then the closing sale price, or, if not available, then the average of the average of the closing bid and asked prices, on the Trading Market on the date nearest preceding such date
         (as reported by Bloomberg L.P. at 4:15 PM (New York time) as the closing sale price (or bid and asked prices) for regular session trading on such day), or (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "pink sheets" published by the National Quotation
         Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent sale price per share of the Common Stock so reported or, if not available, the average of the most recent bid and asked prices reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Purchasers of a majority in interest of the Shares then outstanding.

                  "Closing(s)" means collectively, the closings of the purchase and sale of the Securities pursuant to Section 2.1, and any reference to "Closing" or "Closings" shall be construed to include the First
         Closing and each Additional Closing unless only one such closing is expressly referred to.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the common stock of the Holding Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter have been reclassified or changed.

                  "Common Stock Equivalents" means any securities of the Holding
         Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

                  "Effective Date" means the date that the Registration
         Statement is first declared effective by the Commission.

                  "Escrow Agent" means Signature Bank, a New York State
         chartered bank and having an office at, 261 Madison Avenue, New York,
         New York 10016.

                  "Escrow Agreement" shall mean the Escrow Agreement, dated
         April __, 2005, by and among vFinance Investments, Inc., the Company and the Escrow Agent pursuant to which the Purchasers, prior to the date hereof, deposited Subscription Amounts with the Escrow Agent to be applied to the transactions contemplated hereunder.

                   "Evaluation Date" shall have the meaning ascribed to such
         term in Section 3.1(r).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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                  "Exempt Issuance" means the issuance of (a) shares of Common
         Stock or options to employees, officers or directors of the Holding
         Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Holding
         Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any Securities issued hereunder, convertible securities, options or warrants issued and outstanding on the First Closing Date, provided that such securities have not been amended since the First Closing Date to increase the number of such securities or to decrease the exercise or conversion price of any such securities, (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Holding Company and in which the Holding Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the
         Holding Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities and (d) securities issued on the same terms and condition as the transactions consummated hereunder in a Subsequent Closing.

                  "First Closing" shall have the meaning ascribed to such term in Section 2.1 hereof.

                  "First Closing Date" means the date of the First Closing.

                   "FW" means Feldman Weinstein LLP with offices at 420
         Lexington Avenue, Suite 2620, New York, New York 10170-0002.

                  "GAAP" shall have the meaning ascribed to such term in Section
         3.1(h).

                  "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

                  "Legend Removal Date" shall have the meaning ascribed to such term in Section 4.1(c).

                  "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

                  "Material Adverse Effect" shall have the meaning ascribed to such term in Section 3.1(b).

                  "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

                  "Memorandum" shall mean that certain Confidential Private
         Placement Memorandum for Accredited Investors Only of Novelos
         Therapeutics Inc., dated April __, 2005, as amended and supplemented through each Closing Date.

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                  "Per Share Purchase Price" equals $1.25, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

                  "Person" means an individual or corporation, partnership,
         trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Purchaser Party" shall have the meaning ascribed to such term in Section 4.8.

                  "Registration Rights Agreement" means the Registration Rights
         Agreement, dated the First Closing Date, among the Holding Company and the Purchasers, in the form of Exhibit A attached hereto.

                  "Registration Statement" means a registration statement
         meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant
         Shares.

                  "Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e).

                  "Reverse Merger" means the reverse merger that the Company shall complete by the date hereof whereby Novo Acquisition, Inc., a wholly-owned subsidiary of the Holding Company, will merge into the
         Company, pursuant to which all outstanding securities of the Company will be exchanged for securities of the Holding Company, and the Common
         Stock shall be listed on a Trading Market.

                  "Reverse Merger Effective Date" means such date as the Reverse
         Merger becomes binding and effective on the Company and the Holding
         Company.

                   "Rule 144" means Rule 144 promulgated by the Commission
         pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the
         Commission having substantially the same effect as such Rule.

                  "SEC Reports" shall have the meaning ascribed to such term in
         Section 3.1(h).

                  "Securities" means the Shares, the Warrants and the Warrant
         Shares.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

                                       4

                   "Short Sales" shall include all "short sales" as defined in
         Rule 200 of Regulation SHO under the Exchange Act.

                   "Subscription Amount" means, as to each Purchaser, the
         aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser's name on the signature page of this
         Agreement and next to the heading "Subscription Amount", in United
         States Dollars and in immediately available funds, which shall not be less than $25,000 for any Purchaser.

                  "Subsidiary" shall mean any subsidiary of the Holding Company, including but not limited to, the Company.

                  "Trading Day" means a day on which the Common Stock is traded on a Trading Market

                  "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the "Pink Sheets" published by Pink
         Sheets, LLC, the Nasdaq SmallCap Market, the American Stock Exchange,
         the New York Stock Exchange or the Nasdaq National Market.

                  "Transaction Documents" means this Agreement, the Warrants, the Escrow Agreement, the Registration Rights Agreement, the Memorandum
         and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "vFinance" shall mean vFinance Investments, Inc., the lead placement agent to the transactions contemplated hereunder.

                  "Warrants" means the Common Stock Purchase Warrants, in the form of Exhibit B, delivered to the Purchasers at the applicable
         Closing in accordance with Section 2.2(a)(iii) hereof, which warrants shall be exercisable immediately upon issuance and until the three year anniversary of the final Closing Date and have an exercise price per share of Common Stock equal to $2.25, subject to adjustment as provided therein.

                  "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

                                  ARTICLE II.
                                PURCHASE AND SALE

         2.1 Closing. On each Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this
Agreement by the parties hereto, the Holding Company agrees to sell, and each
Purchaser agrees to purchase, in the aggregate among all Closings, severally and not jointly with the other Purchasers, up to $11,500,000 of Shares and Warrants
(the "Maximum Amount"), of which up to $1,500,000,

                                       5

including the Bridge Proceeds as hereinafter defined, may be placed directly by the Company, but no less than $2,000,000 in the aggregate, including in each case the $450,000 of proceeds (the "Bridge Proceeds") of the bridge financing completed by the Company in March 2005. There shall be one or more Closings as set forth below (respectively, the "First Closing" and "Additional Closing(s)").
Upon satisfaction of the conditions set forth in Section 2.2, as determined by the Company and vFinance, each Closing shall occur at the offices of FW, or such other location as the parties shall mutually agree and the Company and vFinance shall deliver to the Escrow Agent the Form of Escrow Release Notice (as defined in the Escrow Agreement), duly executed.

                  a) First Closing. The First Closing shall be for an aggregate
         Subscription Amount of up to $2,000,000 (including the Bridge Proceeds)
         and shall occur within 5 Trading Days of the date hereof.

                  b) Additional Closings. After the First Closing, the Holding
         Company may hold Additional Closings with vFinance as the sole placement agent on the same terms, conditions and prices as the First
         Closing until the Maximum Amount has been sold, provided that each
         Additional Closing shall occur on or before July 31, 2005.

         2.2 Deliveries.

                  a)       At or prior to each Closing Date (except as noted),
                           the Company and the Holding Company shall deliver or
                           cause to be delivered pursuant to the written
                           instructions of vFinance the following:

                           (i)      a counterpart of this Agreement duly
                                    executed by each of the Company and the
                                    Holding Company;

                           (ii)     a copy of the irrevocable instructions to
                                    the Company's transfer agent instructing the
                                    transfer agent to deliver, on an expedited
                                    basis, a certificate evidencing a number of
                                    Shares equal to such Purchaser's
                                    Subscription Amount divided by the Per Share
                                    Purchase Price, registered in the name of
                                    such Purchaser;

                           (iii)    a Warrant, registered in the name of such
                                    Purchaser, pursuant to which such Purchaser
                                    shall have the right to acquire up to the
                                    number of shares of Common Stock equal to
                                    50% of the Shares to be issued to such
                                    Purchaser;

                           (iv)     a counterpart of the Registration Rights
                                    Agreement duly executed by the Holding
                                    Company;

                           (v)      a Memorandum and one or more supplements
                                    incorporating the terms of the Reverse
                                    Merger;

                           (vi)     as to the First Closing, a copy of the legal
                                    opinion delivered by counsel to the Holding
                                    Company and Company in connection with

                                       6

                                    the Reverse Merger and other matters related
                                    to the transactions contemplated by this
                                    Agreement, in the form of Exhibit C, which
                                    opinion shall be reasonably satisfactory to
                                    each Purchaser, and as to each subsequent
                                    Closing a letter from such counsel bringing
                                    down such opinion to the date of such
                                    Closing; and

                           (vii)    the Lock-Up Agreement, in the form attached
                                    hereto as Exhibit D, executed by the
                                    stockholders identified in the Memorandum
                                    (as to the First Closing only) and Schedule
                                    D-1 which identifies (A) each stockholder
                                    who will enter into such agreement, (B) the
                                    number of shares of Common Stock for such
                                    stockholder and (C) the time period of the
                                    lock-up for such stockholder.

                  b)       At or prior to each Closing Date, each Purchaser
                           shall deliver or cause to be delivered to FW the
                           following:

                           (i)      a counterpart of this Agreement duly
                                    executed by such Purchaser;

                           (ii)     such Purchaser's Subscription Amount as to
                                    the applicable Closing by wire transfer to
                                    the Escrow Agent; and

                           (iii)    a counterpart of the Registration Rights
                                    Agreement duly executed by such Purchaser.

         2.3 Closing Conditions.

         a)       The obligations of the Company and the Holding Company
                  hereunder in connection with each Closing are subject to the following conditions being met:

                  (i)      the accuracy in all material respects when made and
                           on the applicable Closing Date of the representations
                           and warranties of the Purchasers contained herein;

                  (ii)     all obligations, covenants and agreements of the
                           Purchasers required to be performed at or prior to
                           the applicable Closing Date shall have been
                           performed; and

                  (iii)    the delivery by the Purchasers of the items set forth
                           in Section 2.2(b) of this Agreement.

         b)       The respective obligations of each Purchaser hereunder in
                  connection with their respective Closing are subject to the following conditions being met:

                  (i)      the accuracy in all material respects on the
                           applicable Closing Date of the representations and
                           warranties of the Company and the Holding Company
                           contained herein;

                                       7

                  (ii)     all obligations, covenants and agreements of the
                           Company and the Holding Company required to be
                           performed at or prior to the applicable Closing Date
                           shall have been performed;

                  (iii)    the delivery by the Company and the Holding Company,
                           as applicable, of the items set forth in Section
                           2.2(a) of this Agreement;

                  (iv)     there shall have been no Material Adverse Effect with
                           respect to the Company or the Holding Company since
                           the date hereof;

                  (v)      immediately prior to the First Closing, the Reverse
                           Merger shall have been consummated and evidence
                           thereof shall be delivered to vFinance (including,
                           without limitation, (A) evidence of the filing of a
                           certificate of merger filed with the state of
                           Delaware, (B) evidence of notifying (x) the Holding
                           Company's transfer agent, (y) Nasdaq (if required)
                           and (z) the CUSIP Bureau (including, if required,
                           obtaining a new CUSIP number of the Common Stock)
                           that the Reverse Merger has been consummated and (C)
                           such other documents as may reasonably be requested
                           by vFinance) and the Company shall be a wholly owned
                           subsidiary of the Holding Company; and

                  (vi)     from the date hereof to the applicable Closing Date,
                           trading in the Common Stock shall not have been
                           suspended by the Commission (except for any
                           suspension of trading of limited duration agreed to
                           by the Holding Company, which suspension shall be
                           terminated prior to the First Closing), and, at any
                           time prior to the applicable Closing Date, trading in
                           securities generally as reported by Bloomberg
                           Financial Markets shall not have been suspended or
                           limited, or minimum prices shall not have been
                           established on securities whose trades are reported
                           by such service, or on any Trading Market, nor shall
                           a banking moratorium have been declared either by the
                           United States or New York State authorities nor shall
                           there have occurred any material outbreak or
                           escalation of hostilities or other national or
                           international calamity of such magnitude in its
                           effect on, or any material adverse change in, any
                           financial market which, in each case, in the
                           reasonable judgment of each Purchaser, makes it
                           impracticable or inadvisable to purchase the Shares
                           at the applicable Closing.

                                       8

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of the Company. Except as set forth in the Memorandum, the Company and the Holding Company, jointly and severally, hereby make the representations and warranties set forth below.

                  (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company and the Holding Company are set forth in the Memorandum.
         The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each
         Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company or Holding Company has no subsidiaries, then references in the Transaction Documents to Subsidiaries will be disregarded.

                  (b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the
         Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the
         Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any
         Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the
         Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's or Holding Company's ability to perform in any material respect on a timely basis its obligations under any
         Transaction Document (any of (i), (ii) or (iii), a "Material Adverse
         Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

                  (c) Authorization; Enforcement. Each of the Company and the
         Holding Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction
         Documents by the Company and the Holding Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and the
         Holding Company, as applicable, and no further action is required by the Company or the Holding Company in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and the Holding Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the
         Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                                       9

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by each of the Company and the Holding
         Company, the issuance and sale of the Shares and the consummation by the Company and the Holding Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's, Holding Company's or any Subsidiary's
         certificate or articles of incorporation, bylaws or other
         organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, the Holding
         Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject
         (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material
         Adverse Effect.

                  (e) Filings, Consents and Approvals. Neither the Company nor
         the Holding Company is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company or the Holding
         Company of the Transaction Documents, other than (i) the filing with the Commission of the Registration Statement by the Holding Company and
         such other filings as are required by applicable provisions of the
         Exchange Act, (ii) application(s) by the Holding Company to each applicable Trading Market for the listing of the Shares and Warrant
         Shares for trading thereon in the time and manner required thereby,
         (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws and (iv) the filing of merger certificates that are required with respect to the
         Reverse Merger by applicable state law (collectively, the "Required
         Approvals").

                  (f) Issuance of the Securities. The Shares and Warrants are
         duly authorized and, when issued and paid for in accordance with the
         Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Holding
         Company other than restrictions on transfer provided for in the
         Transaction Documents. The Warrant Shares, when issued in accordance with the terms

                                       10

         of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Holding
         Company. The Holding Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

                  (g) Capitalization. The capitalization of the Company and the
         Holding Company is as set forth in the Memorandum. Neither the Company nor the Holding Company has issued any capital stock other than as set forth in the Memorandum. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction
         Documents. Except as a result of the purchase and sale of the
         Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or
         Common Stock Equivalents. The issue and sale of the Securities will not obligate the Holding Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Holding Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the
         Holding Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Holding Company or others is required for the issuance and sale of the Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Holding Company's capital stock to which the Holding Company is a party or, to the knowledge of the Holding Company, between or among any of the Holding Company's stockholders.

                  (h) SEC Reports; Financial Statements. The Holding Company has
         filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange
         Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Holding
         Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC
         Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC
         Reports complied in all material respects with the requirements of the
         Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of the Company and the Holding Company

                                       11

         for the last two years or such shorter period as such companies have been in existence are set forth in the Memorandum as to the Company and in the registration statement on Form SB-2 filed with the Commission by the Holding Company, and there have been no material changes in the financial condition of either company since the dates of such statements, except as disclosed in the Memorandum. Such financial statements comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and the Holding Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) Material Changes. Since the date of the latest audited financial statements included in the SEC Reports as to the Holding
         Company and in the Memorandum as to the Company, except as specifically disclosed in the Memorandum, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor the Holding
         Company has incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's or the Holding Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) neither the Company nor the
         Holding Company has altered its method of accounting, (iv) neither the
         Company nor the Holding Company has declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) neither the Company nor the Holding
         Company has issued any equity securities to any officer, director or
         Affiliate, except pursuant to existing Company or Holding Company stock option plans. The Holding Company does not have pending before the
         Commission any request for confidential treatment of information.

                  (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company or the Holding Company, threatened against or affecting the
         Company, the Holding Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company, the Holding Company
         nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of

                                       12

         fiduciary duty. There has not been, and to the knowledge of the Company or the Holding Company, there is not pending or contemplated, any investigation by the Commission involving the Company, the Holding
         Company or any current or former director or officer of the Company or the Holding Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Holding Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

                  (l) Compliance. Except as disclosed in the Memorandum, neither the Company nor the Holding Company nor any Subsidiary (i) is in
         default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company, the Holding Company or any
         Subsidiary under), nor has the Company, the Holding Company or any
         Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

                  (m) Regulatory Permits. The Company and the Subsidiaries
         possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in
         Schedule 3.1(m), except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse
         Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the
         Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the
         Subsidiaries, in each case free and clear of all Liens, except for
         Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

                                       13

                  (o) Patents and Trademarks. The Company and the Subsidiaries
         have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the
         Memorandum and which the failure to so have could have a Material
         Adverse Effect (collectively, the "Intellectual Property Rights").
         Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any
         Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

                  (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. To the best of Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) Transactions With Affiliates and Employees. Except as set
         forth in the Memorandum, none of the officers or directors of the
         Company or the Holding Company and, to the knowledge of the Company and the Holding Company, none of the employees of the Company or the
         Holding Company is presently a party to any transaction with the
         Company, the Holding Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company or the Holding
         Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii)
         reimbursement for expenses incurred on behalf of the Company or the
         Holding Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company or the
         Holding Company.

                  (r) Internal Accounting Controls. The Holding Company is in
         material compliance with all provisions of the Sarbanes Oxley Act of
         2002 which are applicable to it as of the Closing Date. The Company, the Holding Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i)
         transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                                       14

                  (s) Certain Fees. Except as described in the Memorandum, no brokerage or finder's fees or commissions are or will be payable by the
         Company or the Holding Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other
         Person with respect to the transactions contemplated by this Agreement.
         The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

                  (t) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Holding Company to the Purchasers as
         contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

                  (u) Investment Company. The Holding Company is not, and is not
         an Affiliate of, and immediately after receipt of payment for the
         Shares, will not be or be an Affiliate of, an "investment company"
         within the meaning of the Investment Company Act of 1940, as amended.
         The Holding Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

                  (v) Registration Rights. Except as described in the Memorandum and other than each of the Purchasers, no Person has any right to cause the Holding Company to effect the registration under the Securities Act of any securities of the Holding Company.

                  (w) Listing and Maintenance Requirements. The Holding Company
         is subject to the reporting requirements of Section 15(d) of the
         Exchange Act, and the Holding Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating such reporting obligation of the Common Stock under the Exchange Act nor has the Holding Company received any notification that the
         Commission is contemplating any action that would terminate such obligations. The Holding Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the
         Common Stock is or has been listed or quoted to the effect that the
         Holding Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Holding Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                                       15

                  (x) Application of Takeover Protections. The Holding Company
         and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Holding
         Company's Certificate of Incorporation (or similar charter documents)
         or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the
         Holding Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Holding Company's issuance of the Securities and the
         Purchasers' ownership of the Securities.

                  (y) Disclosure. All disclosure provided to the Purchasers
         regarding the Company, its business, the Holding Company, its business and the transactions contemplated hereby, including the Memorandum, furnished by or on behalf of the Company or the Holding Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (z) No Integrated Offering. Assuming the accuracy of the
         Purchasers' representations and warranties set forth in Section 3.2, neither the Company nor the Holding Company nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the
         Company or the Holding Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

                  (aa) Solvency. Based on the financial condition of the Company and the Holding Company as of each Closing Date after giving effect to the receipt by the Holding Company of the proceeds from the sale of the
         Securities hereunder, (i) the Company's and the Holding Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's and Holding Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's and Holding Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the
         Company and the Holding Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the
         Company and the Holding Company, together with the proceeds the Company and the Holding Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company and the Holding
         Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Neither the Company nor the Holding Company has knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the last Closing Date. The financial statements described in Section 3.1(h) hereof set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the
         Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness"
         shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's and
         Holding Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;
         and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.
         Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

                                       16

                  (bb) Tax Status. Except for matters that would not,
         individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company, the Holding Company
         and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and neither the Company nor the Holding Company has any knowledge of a tax deficiency which has been asserted or threatened against the Company, the Holding Company or any Subsidiary.

                  (cc) No General Solicitation. Neither the Company nor the
         Holding Company nor, assuming the accuracy of the representations of the Purchasers in Section 3.2(e) hereof and that vFinance has not and has not permitted any broker participating in the transactions contemplated by this Agreement to engage in a general solicitation or general advertising, any person acting on behalf of the Company or the
         Holding Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company and the
         Holding Company has offered the Shares for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

                  (dd) Foreign Corrupt Practices. Neither the Company nor the
         Holding Company nor to the knowledge of the Company or the Holding
         Company, any agent or other person acting on behalf of the Company or
         Holding Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or the Holding Company (or made by any person acting on its behalf of which the Company or the Holding Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                                       17

                  (ee) Accountants. The Company's and Holding Company's
         accountants are identified in their opinions on the financial statements described in Section 3.1(h) hereof. To the Company's knowledge and the Holding Company' knowledge, such accountants, who the
         Company expects will express their opinion with respect to the financial statements to be included in the Holding Company's upcoming financial statements and in the Registration Statement, are a registered public accounting firm as required by the Securities Act.

                  (ff) Acknowledgment Regarding Purchasers' Purchase of Shares.
         Each of the Company and the Holding Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company and the Holding
         Company further acknowledge that no Purchaser is acting as a financial advisor or fiduciary of the Company or the Holding Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this
         Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Shares. The Company and the Holding
         Company further represents to each Purchaser that the Company's and the
         Holding Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company, the Holding Company and their representatives.

                  (gg) Completion of Reverse Merger. The Reverse Merger has been consummated on or before the date hereof. All documents required to be delivered in connection with the Reverse Merger have been delivered and were duly authorized and represent valid and binding obligations of the parties thereto in accordance with their respective terms. All conditions to the closing of the Reverse Merger were satisfied and no conditions set forth in any agreement required to be delivered in connection therewith have been waived. A copy of all consents, authorizations, orders, notices, filings and registrations made with any court or other federal, state, local or other governmental authority in connection with the Reverse Merger are attached hereto as
         Schedule 3.1(ff). All securities of the Holding Company issued to the former security holders of the Company in connection with the Reverse
         Merger were duly authorized, validly issued, fully paid and nonassessable. Such issuances were exempt from the registration requirements of the Securities Act and applicable state securities laws. As of the date hereof and after giving effect to the Reverse
         Merger, the Company is a wholly-owned subsidiary of the Holding
         Company. After giving effect to the Reverse Merger, there are no shares of capital stock of the Company outstanding or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of capital stock of the Company other than 100shares of common stock which are owned by the
         Holding Company.

         3.2 Representations and Warranties of the Purchasers. Each Purchaser
hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the applicable Closing Date to the Company and the Holding
Company as follows:

                                       18

                  (a) Organization; Authority. Such Purchaser, if not an
         individual, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction
         Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement, if such Purchaser is not an individual, have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such
         Purchaser, enforceable against it in accordance with its terms, except
         (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and
         (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                  (b) Own Account. Such Purchaser understands that the
         Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such
         Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.
         Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be an "accredited investor"
         as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

                  (d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge,
         sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                                       19

                  (e) General Solicitation. Such Purchaser is not purchasing the
         Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (f) Short Sales and Confidentiality. Other than the
         transaction contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any disposition, including
         Short Sales (but not including the location and/or reservation of borrowable shares of Common Stock), in the securities of the Holding
         Company during the period commencing from the time that such Purchaser first received the identity of the Holding Company to the date hereof
         ("Discussion Time"). Notwithstanding the foregoing, in the case of a
         Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this
         Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 Transfer Restrictions.

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of
         Securities other than pursuant to an effective registration statement or Rule 144, to the Holding Company or to an affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the
         Holding Company may require the transferor thereof to provide to the
         Holding Company an opinion of counsel selected by the transferor and reasonably acceptable to the Holding Company, the form and substance of which opinion shall be reasonably satisfactory to the Holding Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is
         required by this Section 4.1(b), of a legend on any of the Securities in the following form:

                                       20

         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND
         EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN
         RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT
         OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT
         BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
         STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE
         EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION
         REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE
         STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE
         TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY
         ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN
         CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED
         BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN
         "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES
         ACT.

                  The Holding Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the
         Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Holding Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Holding
         Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration
         Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                  (c) Certificates evidencing the Shares and Warrant Shares
         shall not contain any legend (including the legend set forth in Section
         4.1(b)), (i)(A) as to any Purchaser who is an institutional investor, with a Subscription Amount greater than $200,000 on the respective
         Closing Date, while a registration statement (including the
         Registration Statement) covering the resale of such security which is effective under the Securities Act and (B) as to all other Purchasers, following a sale pursuant to a registration statement (including the
         Registration Statement) covering the resale of such security which is effective under the Securities Act, or (ii) following any sale of such
         Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the
         Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Holding Company shall cause its counsel to issue a legal opinion to the Holding Company's transfer agent promptly after the Effective Date if

                                       21

         required by the Holding Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Holding Company agrees that at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a
         Purchaser to the Holding Company or the Holding Company's transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such date, the "Legend
         Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Holding Company may not make any notation on its records or give instructions to any transfer agent of the Holding Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Holding
         Company to the Purchasers by crediting the account of the Purchaser's prime broker with the Depository Trust Company System.

                  (d) In addition to such Purchaser's other available remedies, such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

                  (e) Each Purchaser, severally and not jointly with the other
         Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Holding Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

                  (f) Until the one year anniversary of the Effective Date, the
         Holding Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares;
         provided, however, the Holding Company may undertake a reverse or forward stock split or reclassification of the Common Stock as described in the Memorandum.

         4.2 Furnishing of Information. So long as any Purchaser owns
Securities, the Holding Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Holding Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Holding
Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the
Securities under Rule 144. The Holding Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such
Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

                                       22

         4.3 Integration. Neither the Company nor the Holding Company shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the
Securities for purposes of the rules and regulations of any Trading Market.

         4.4 Securities Laws Disclosure; Publicity. The Holding Company shall, within one Trading Day of the Reverse Merger Effective Date, issue a press release, reasonably acceptable to vFinance disclosing the material terms of the transactions contemplated hereby and the Reverse Merger, and shall, within 4
Trading Days, file a Current Report on Form 8-K attaching the Transaction
Documents thereto (including all exhibits and schedules to the Transaction
Documents). As of the date of the filing of the Registration Statement, the
Holding Company shall make any such disclosures to the extent necessary such that none of the Purchasers or their agent or counsel, except with such
Purchaser's written consent, are in possession of any information that constitutes or might constitute material, non-public information. The Company and vFinance shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such
Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and
(ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

         4.5 Shareholder Rights Plan. No claim will be made or enforced by the
Company, the Holding Company or, to the knowledge of the Company or the Holding
Company, any other Person that any Purchaser is an "Acquiring Person" under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company or the Holding Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company, the Holding Company and the Purchasers. The
Holding Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

         4.6 Non-Public Information. The Holding Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any
Purchaser or its agents or counsel with any information that the Holding Company believes constitutes material non-public information, unless prior thereto such
Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Holding Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Holding Company.

                                       23

         4.7 Use of Proceeds. Except as set forth in the Memorandum, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the
Company's business and prior practices), to redeem any Common Stock or Common
Stock Equivalents or to settle any outstanding litigation.

         4.8 Indemnification of Purchasers. Subject to the provisions of this
Section 4.8, the Company and the Holding Company, severally and jointly, will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser
Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company or the Holding Company in this Agreement or in the other Transaction Documents or
(b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company or the Holding Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such
Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company or Holding Company in writing, and the Company or
Holding Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company or the Holding Company in writing, (ii) the Company or
Holding Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company or the Holding Company and the position of such Purchaser Party, provided, however, that the Holding Company and Company shall not be liable pursuant to this sentence for the reasonable fees and expenses of more than one set of counsel and, if applicable, one set of local counsel, in any single action or group of related actions arising out of substantially the same set of operative facts. The Company and the Holding
Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company's or the
Holding Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the
Purchasers in this Agreement or in the other Transaction Documents.

         4.9 Reservation of Common Stock. The Holding Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Holding Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

                                       24

         4.10 Listing of Common Stock. The Holding Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Holding Company's reporting, filing and other obligations under the bylaws or rules of the Trading
Market. The Holding Company further agrees, if the Holding Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible.

         4.11 Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and the Holding Company and negotiated separately by each Purchaser, and is intended to treat for the Company and the Holding
Company the Purchasers as a class and shall not in any way be construed as the
Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

         4.12 Subsequent Equity Sales.

                  (a) From the date hereof until 60 days after the Effective
         Date, neither the Company nor any Subsidiary shall issue shares of
         Common Stock or Common Stock Equivalents; provided, however, the 60 day period set forth in this Section 4.12 shall be extended for the number of Trading Days during such period in which (i) trading in the Common
         Stock is suspended by any Trading Market, or (ii) following the
         Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Shares and Warrant Shares;
         provided, however, this Section 4.12(a) shall not apply, from August 1,
         2005 until the earlier of (i) the Filing Date (as defined in the
         Registration Rights Agreement) and (ii) the actual filing date of the initial Registration Statement, for any issuance of shares of Common
         Stock or Common Stock Equivalents, in the aggregate, equal to the difference between $5,000,000 and the aggregate Subscription Amounts for the Closings.

                  (b) From the date hereof until the two year anniversary of the date hereof, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a
         "Variable Rate Transaction". The term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of
         Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the
         Company may sell securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

                                       25

                  (c) Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of (i) an Exempt Issuance, except that no Variable
         Rate Transaction shall be an Exempt Issuance.

         4.13 Short Sales and Confidentiality. Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any
Short Sales during the period after the Discussion Time and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Holding Company as described in Section 4.4, such Purchaser will maintain, the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the
Commission currently takes the position that coverage of short sales of shares of the Common Stock "against the box" prior to the Effective Date of the
Registration Statement with the Securities is a violation of Section 5 of the
Securities Act, as set forth in Item 65, Section 5 under Section A, of the
Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.
Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such
Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

         4.14 Board of Directors. The Holding Company shall cause one designee from vFinance to serve on the Board of Directors, the Compensation Committee and
the Audit Committee of the Holding Company until the earlier of (a) the date of the next annual shareholder meeting following the date hereof and (b) May 1,
2006.

                                   ARTICLE V.
                                  MISCELLANEOUS

         5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company, the Holding Company and the other
Purchasers, by written notice to the other parties, if the First Closing has not been consummated on or before [June 15,] 2005; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

                                       26

         5.2 Fees and Expenses. Except as expressly set forth in the Transaction
Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Holding Company shall pay all stamp and other taxes and duties levied in connection with the delivery of the
Securities.

         5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York
City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading
Day, (c) the second Trading Day following the date of mailing, if sent by U.S.
nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

         5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.6 Headings The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                                       27

         5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.
Neither the Company nor the Holding Company may assign this Agreement or any rights or obligations hereunder without the prior written consent of each
Purchaser. Any Purchaser may assign any or all of its rights under this
Agreement to any Person to whom such Purchaser assigns or transfers any
Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the
"Purchasers".

         5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8.

         5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of
New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents)
shall be commenced exclusively in the state and federal courts sitting in the
City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction
Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         5.10 Survival. The representations and warranties herein shall survive each Closing and delivery of the Shares and Warrant Shares.

         5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

                                       28

         5.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the
Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Documents and the Company or the Holding
Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or the Holding
Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Holding
Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Holding Company of such loss, theft or destruction and customary and reasonable indemnity and bond, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement
Securities.

         5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the
Purchasers and the Holding Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence.

         5.16 Independent Nature of Purchasers' Obligations and Rights. The
obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other
Purchaser under any Transaction Document. Nothing contained herein or in any
Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the
Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each
Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other
Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company and the Holding Company through FW. FW does not represent all of the Purchasers but only vFinance. The Company and the
Holding Company have elected to provide all Purchasers with the same terms and
Transaction Documents for the convenience of the Company and the Holding Company and not because it was required or requested to do so by the Purchasers.

                                       29

         5.17 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction
Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

                            (Signature Pages Follow)

                                       30

         IN WITNESS WHEREOF, the parties hereto have caused this Securities
Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NOVELOS THERAPEUTICS, INC.                                   Address for Notice:
                                                             -------------------

By:
   -------------------------------------------
   Name:
   Title:

With a copy to (which shall not constitute notice):

COMMON HORIZONS, INC.                                        Address for Notice:
                                                             -------------------

By:
   -------------------------------------------
   Name:
   Title:

With a copy to (which shall not constitute notice):

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                                       31

      [PURCHASER SIGNATURE PAGES TO NOVELOS SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities
Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:
                  -------------------------------------------------------------
Signature of Authorized Signatory of Purchaser:
                                                -------------------------------
Name of Authorized Signatory:
                              -------------------------------------------------
Title of Authorized Signatory:
                               ------------------------------------------------
Email Address of Purchaser:
                           ----------------------------------------------------

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

Subscription Amount (not less than $25,000):
Warrant Shares:
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

                                       32

                                                                       EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of May ___, 2005, among Common Horizons, Inc., a Nevada corporation (the "Company"), and the purchasers signatory hereto (each such purchaser is a "Purchaser" and collectively, the "Purchasers").

               This Agreement is made pursuant to the Securities Purchase
Agreement, dated as of the date hereof among the Company and the Purchasers (the
"Purchase Agreement").

               The Company and the Purchasers hereby agree as follows:

        1. Definitions

               CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN THAT ARE
DEFINED IN THE PURCHASE AGREEMENT SHALL HAVE THE MEANINGS GIVEN SUCH TERMS IN
THE PURCHASE AGREEMENT. As used in this Agreement, the following terms shall have the following meanings:

                     "Advice" shall have the meaning set forth in Section 6(d).

                  "Effectiveness Date" means, with respect to the Registration
         Statement required to be filed hereunder, the earlier of (a) the 180th calendar day following the date of the final Closing, and (b) the fifth
         Trading Day following the date on which the Company is notified by the
         Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

                  "Effectiveness Period" shall have the meaning set forth in
         Section 2(a).

                  "Event" shall have the meaning set forth in Section 2(b).

                  "Event Date" shall have the meaning set forth in Section 2(b).

                  "Filing Date" means, with respect to the Registration
         Statement required to be filed hereunder, the 60th calendar day following the date of the final Closing.

                  "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "Indemnified Party" shall have the meaning set forth in
         Section 5(c).

                  "Indemnifying Party" shall have the meaning set forth in
         Section 5(c).

                  "Losses" shall have the meaning set forth in Section 5(a).

                                       1

                  "Plan of Distribution" shall have the meaning set forth in
         Section 2(a).

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in the Registration
         Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration
         Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Securities" means all of (i) the Shares issuable,
         (ii) the Warrant Shares issuable, and (iii) shares issuable to the placement agent pursuant to the warrant issuable to such placement agent, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

                  "Registration Statement" means the registration statements required to be filed hereunder, including (in each case) the
         Prospectus, amendments and supplements to the registration statement or
         Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

                   "Rule 415" means Rule 415 promulgated by the Commission
         pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the
         Commission having substantially the same purpose and effect as such
         Rule.

                  "Rule 424" means Rule 424 promulgated by the Commission
         pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the
         Commission having substantially the same purpose and effect as such
         Rule.

                  "Selling Shareholder Questionnaire" shall have the meaning set forth in Section 3(a).

                                       2

        2.        Registration

               (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on
Form S-3 (except if the Company is not then eligible to use such form, in which case it may register for resale the Registrable Securities on Form SB-2). The
Registration Statement required hereunder shall contain (except if otherwise directed by the Holders) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall use its best efforts to keep the Registration Statement continuously effective under the
Securities Act until the date when all Registrable Securities covered by the
Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the
Company's transfer agent and the affected Holders (the "Effectiveness Period").
The Company shall telephonically request effectiveness of a Registration
Statement as of 5:00 pm Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile of the effectiveness of the
Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of the Registration Statement. The Company shall, by 9:30 am
Eastern Time on the Trading Day after the Effective Date (as defined in the
Purchase Agreement), file a Form 424(b)(5) with the Commission.

               (b) If: (i) a Registration Statement is not filed on or prior to the Filing Date, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities
Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration
Statement will not be "reviewed," or is not subject to further review, or (iii)
prior to the date when such Registration Statement is first declared effective by the Commission, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 20 business days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a
Registration Statement filed or required to be filed hereunder is not declared effective by the Commission on or before the Effectiveness Date, or (v) after a
Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, for in any such case 10 consecutive calendar days but no more than an aggregate of 15 calendar days during any 12 month period (which need not be consecutive Trading
Days)(any such failure or breach being referred to as an "Event," and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 20 business day period is exceeded, or for purposes of clause (v) the date on which such 10 or
15 calendar day period, as applicable, is exceeded being referred to as "Event
Date"), then in addition to any other rights the Holders may have hereunder or under applicable law, then, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 2.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

                                       3

        3. Registration Procedures

               In connection with the Company's registration obligations
hereunder, the Company shall:

         (a) Not less than five Trading Days prior to the filing of the
Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holders with a Subscription Amount at least equal to $200,000 copies of all such documents proposed to be filed
(including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of such Holders. Each Holder agrees to furnish to the Company a completed
Questionnaire in the form attached to this Agreement as Annex B (a "Selling
Shareholder Questionnaire") within 5 Trading Days of request of the Company.

         (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the
Effectiveness Period and prepare and file with the Commission such additional
Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, upon request, provide the Holders true and complete copies of all correspondence from and to the Commission relating to the
Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

         (c) Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible (i) with respect to the Registration Statement or any post~effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus; (iii) of the
issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable

                                       4

Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable
Securities for sale in any jurisdiction, or the initiation or threatening of any
Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration
Statement ineligible for inclusion therein or any statement made in the
Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) Use best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration
Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

         (e) Furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

         (f) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the
terms of this Agreement, the Company hereby consents to the use of such
Prospectus and each amendment or supplement thereto by each of the selling
Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).

         (g) If NASDR Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, make an Issuer Filing with the NASDR,
Inc. Corporate Financing Department pursuant to NASDR Rule 2710(b)(10)(A)(i) and respond within five Trading Days to any comments received from NASDR in connection therewith, and pay the filing fee required in connection therewith.

         (h) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep the Registration Statement or qualification (or exemption therefrom) effective during the

                                       5

Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable
Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

         (i) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing
Registrable Securities to be delivered to a transferee pursuant to the
Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

         (j) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the
Company notifies the Holders in accordance with clauses (ii) through (v) of
Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed 60 days (which need not be consecutive days) in any 12 month period.

         (k) Comply with all applicable rules and regulations of the Commission.

         (l) The Company may require each selling Holder to furnish to the
Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any
Holder fails to furnish such information within three Trading Days of the
Company's request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

         4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and

                                       6

filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable
Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders)
and (C) if not previously paid by the Company in connection with an Issuer
Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD
Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the
Holders.

        5. Indemnification

               (a) Indemnification by the Company. The Company shall,
notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, agents and employees of each such controlling
Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any
Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or

                                       7

such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such
Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The
Company shall notify the Holders promptly of the institution of any Proceeding arising from or in connection with the transactions contemplated by this
Agreement of which the Company is aware.

         (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the
directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities
Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such
Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration
Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an
"Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the
Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

                                       8

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or
Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the
Indemnifying Party (in which case, if such Indemnified Party notifies the
Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party, provided, however, that the Indemnifying Party shall in no event be liable for the reasonable fees and expenses of more than one legal counsel and, if applicable, one local counsel in any single action or group of related actions arising out of the same set of operative facts). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such
Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such
Proceeding in a manner not inconsistent with this Section) shall be paid to the
Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

         (d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and
Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.
The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the

                                       9

parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any
Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.
Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable
Securities subject to the Proceeding exceeds the amount of any damages that such
Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

         The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the
Indemnified Parties.

        6. Miscellaneous

         (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to seek specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages may not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement.

         (b) No Piggyback on Registrations. Except as set forth on Schedule 6(b)
attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the
Company in a Registration Statement other than the Registrable Securities. No
Person has any right to cause the Company to effect the registration under the
Securities Act of any securities of the Company. The Company shall not file any other registration statements until the Registration Statement required hereunder is declared effective by the Commission, provided that this Section
6(b) shall not prohibit the Company from filing amendments to registration statements already filed.

         (c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the
Registration Statement.

                                       10

         (d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the
Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing (the "Advice") by the Company that the use of the applicable
Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The
Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

         (e) Piggy-Back Registrations. If at any time during the Effectiveness
Period there is not an effective Registration Statement covering all of the
Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the
Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such
Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

         (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each
Holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by
Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

         (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

                                       11

         (i) No Inconsistent Agreements. Neither the Company nor any of its
subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(i), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

         (j) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same
Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

         (k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.

         (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (o) Independent Nature of Holders' Obligations and Rights. The
obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.
Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                                       12

               IN WITNESS WHEREOF, the parties have executed this Registration
Rights Agreement as of the date first written above.

COMMON HORIZONS, INC.

By:
   ---------------------------------------
   Name:
   Title:

                       [SIGNATURE PAGE OF HOLDERS FOLLOWS]

                                       13

                   [SIGNATURE PAGE OF HOLDERS TO NOVELOS RRA]

Name of Holder:
                ----------------------------------------
Signature of Authorized Signatory of Holder:
                                             -----------
Name of Authorized Signatory:
                             ---------------------------
Title of Authorized Signatory:
                              --------------------------

                           [SIGNATURE PAGES CONTINUE]

                                       14

                              Plan of Distribution

         Each Selling Stockholder (the "Selling Stockholders") of the common stock ("Common Stock") of Common Horizons, Inc., a Nevada corporation (the
"Company") and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the
Trading Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

         o        ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         o        block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         o        purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         o        an exchange distribution in accordance with the rules of the applicable exchange;

         o        privately negotiated transactions;

         o        settlement of short sales entered into after the date of this prospectus;

         o        broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

         o        a combination of any such methods of sale;

         o        through the writing or settlement of options or other hedging transactions, whether through an options exchange or
                  otherwise; or

         o        any other method permitted pursuant to applicable law.

         The Selling Stockholders may also sell shares under Rule 144 under the
Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

         Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

                                       15

         In connection with the sale of the Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the
Common Stock in the course of hedging the positions they assume. The Selling
Stockholders may also sell shares of the Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common
Stock to broker-dealers that in turn may sell these securities. The Selling
Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

         The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common
Stock.

         The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

         Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the
Securities Act may be sold under Rule 144 rather than under this prospectus.
Each Selling Stockholder has advised us that they have not entered into any written or oral agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

         We agreed to keep this prospectus effective until the earlier of (i)
the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule
144(e) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the
Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

         Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the Common Stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the
Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the Common Stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

                                       16

                                                                         ANNEX B

                              COMMON HORIZONS, INC.

                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

         The undersigned beneficial owner of common stock, par value $0.001 per share (the "Common Stock"), of Common Horizons, Inc., a Nevada corporation (the
"Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the
"Commission") a registration statement on Form S-3 (the "Registration
Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in
accordance with the terms of the Registration Rights Agreement, dated as of May
__, 2005 (the "Registration Rights Agreement"), among the Company and the
Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

         Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.
Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration
Statement and the related prospectus.

                                     NOTICE

         The undersigned beneficial owner (the "Selling Securityholder") of
Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3)
in the Registration Statement.

                                       17

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1.       NAME.

         (a)      Full Legal Name of Selling Securityholder

                  --------------------------------------------------------------

         (b)      Full Legal Name of Registered Holder (if not the same as (a)
                  above) through which Registrable Securities Listed in Item 3 below are held:

                  --------------------------------------------------------------

         (c)      Full Legal Name of Natural Control Person (which means a
                  natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

                  --------------------------------------------------------------

2.  ADDRESS FOR NOTICES TO SELLING SECURITYHOLDER:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone:
          ----------------------------------------------------------------------
Fax:
     ---------------------------------------------------------------------------
Contact Person:
                ----------------------------------------------------------------

3.  BENEFICIAL OWNERSHIP OF REGISTRABLE SECURITIES:

         (a) Type and Number of Registrable Securities beneficially owned:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                                       18

4. BROKER-DEALER STATUS:

         (a) Are you a broker-dealer?

                                            Yes [ ]     No [ ]

         (b)      If "yes" to Section 4(a), did you receive your Registrable
                  Securities as compensation for investment banking services to the Company.

                                            Yes [ ]     No [ ]

         Note:    If no, the  Commission's  staff has indicated  that you should be identified as an underwriter in the Registration Statement.

         (c) Are you an affiliate of a broker-dealer?

                                            Yes [ ]     No [ ]

         (d)      If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the
                  Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                            Yes [ ]     No [ ]

         Note:    If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. BENEFICIAL OWNERSHIP OF OTHER SECURITIES OF THE COMPANY OWNED BY THE SELLING
SECURITYHOLDER.

         Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

         (a)      Type and Amount of Other Securities beneficially owned by the
                  Selling Securityholder:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                                       19

6.  RELATIONSHIPS WITH THE COMPANY:

         Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of
         5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the
         Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

         IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                                         Beneficial Owner:
       --------------------------------                          ---------------

                                               By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND
RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

                                       20

                                                                       EXHIBIT B

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE
HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE
SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM
REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN
EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN
AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE
SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO
SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE
COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS
SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER
LOAN SECURED BY SUCH SECURITIES.

                          COMMON STOCK PURCHASE WARRANT

                To Purchase            Shares of Common Stock of

                              COMMON HORIZONS, INC.

                  THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies
that, for value received,               (the "Holder"), is entitled, upon the
terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date")
and on or prior to the close of business on the three year anniversary of the final Closing Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Common Horizons, Inc., a Nevada corporation (the "Company"),
up to        shares (the "Warrant Shares") of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"). The purchase price of one share of
Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

         Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities
Purchase Agreement (the "Purchase Agreement"), dated May ____, 2005, among
Novelos Therapeutics, Inc., the Company and the purchasers signatory thereto.

         Section 2. Exercise.

                  a) Exercise of Warrant. Exercise of the purchase rights
         represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5
         Trading Days of the date said Notice of Exercise is delivered to the
         Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise
         Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank.

                                       1

                  b) Exercise Price. The exercise price of the Common Stock
         under this Warrant shall be $2.25, subject to adjustment hereunder (the
         "Exercise Price").

                  c) Cashless Exercise. If at any time after one year from the date of issuance of this Warrant there is no effective Registration
         Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of
         Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)]
         by (A), where:

                   (A) = the Closing Price on the Trading Day immediately
                         preceding the date of such election;

                   (B) = the Exercise Price of this Warrant, as adjusted; and

                   (X) = the number of Warrant Shares issuable upon exercise
                         of this Warrant in accordance with the terms of this
                         Warrant by means of a cash exercise rather than a
                         cashless exercise.

                  The Company agrees that it will give the Holder written notice that the Warrant is about to expire not less than thirty and not more than sixty days before the Termination Date.

         d) Exercise Limitations.

                           i. Holder's Restrictions. At any time after the
                  Common Stock is registered under Section 12 of the Exchange
                  Act, the Holder shall not have the right to exercise any
                  portion of this Warrant, pursuant to Section 2(c) or
                  otherwise, to the extent that after giving effect to such
                  issuance after exercise, the Holder (together with the
                  Holder's affiliates), as set forth on the applicable Notice of
                  Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the
                  foregoing sentence, the number of shares of Common Stock
                  beneficially owned by the Holder and its affiliates shall
                  include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the
                  determination of such sentence is being made, but shall
                  exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised
                  portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Shares

                                       2

                  or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially
                  owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section
                  2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by Holder that the Company is not representing to Holder that such calculation is in compliance with Section 13(d) of the
                  Exchange Act and Holder is solely responsible for any
                  schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d)
                  applies, the determination of whether this Warrant is
                  exercisable (in relation to other securities owned by the
                  Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the
                  submission of a Notice of Exercise shall be deemed to be such
                  Holder's determination of whether this Warrant is exercisable
                  (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the
                  Company shall have no obligation to verify or confirm the
                  accuracy of such determination. For purposes of this Section
                  2(d), in determining the number of outstanding shares of
                  Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) information
                  contained in the Company's most recent filings under the
                  Exchange Act or the Securities Act, (y) a more recent public announcement by the Company or (z) any other notice by the
                  Company or the Company's Transfer Agent setting forth the
                  number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two
                  Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any
                  case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or
                  exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was
                  reported. The provisions of this Section 2(d) may be waived by the Holder, at the election of the Holder, upon not less than
                  61 days' prior notice to the Company, and the provisions of this Section 2(d) shall continue to apply until such 61st day
                  (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

         e) Mechanics of Exercise.

                           i. Authorization of Warrant Shares. The Company
                  covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this
                  Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                                       3

                           ii. Delivery of Certificates Upon Exercise.
                  Certificates for shares purchased hereunder shall be
                  transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the
                  Depository Trust Company through its Deposit Withdrawal Agent
                  Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3
                  Trading Days from the delivery to the Company of the Notice of
                  Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("Warrant Share
                  Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the
                  Company. The Warrant Shares shall be deemed to have been
                  issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of
                  record of such shares for all purposes, as of the date the
                  Warrant has been exercised by payment to the Company of the
                  Exercise Price and all taxes required to be paid by the
                  Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

                           iii. Delivery of New Warrants Upon Exercise. If this
                  Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased
                  Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                           iv. Rescission Rights. If the Company fails to cause
                  its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this
                  Section 2(e)(iv) by the Warrant Share Delivery Date, then the
                  Holder will have the right to rescind such exercise.

                           v. Compensation for Buy-In on Failure to Timely
                  Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to
                  purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the
                  Holder of the Warrant Shares which the Holder anticipated
                  receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x)
                  the Holder's total purchase price (including brokerage
                  commissions, if any) for the shares of Common Stock so
                  purchased exceeds (y) the amount obtained by multiplying (A)
                  the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to

                                       4

                  such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common
                  Stock with an aggregate sale price giving rise to such
                  purchase obligation of $10,000, under clause (1) of the
                  immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.
                  Nothing herein shall limit a Holder's right to pursue any
                  other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific
                  performance and/or injunctive relief with respect to the
                  Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as
                  required pursuant to the terms hereof.

                           vi. No Fractional Shares or Scrip. No fractional
                  shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such
                  fraction multiplied by the Exercise Price.

                           vii. Charges, Taxes and Expenses. Issuance of
                  certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other
                  incidental expense in respect of the issuance of such
                  certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to
                  reimburse it for any transfer tax incidental thereto.

                           viii. Closing of Books. The Company will not close
                  its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

                                       5

         Section 3. Certain Adjustments.

                           a) Stock Dividends and Splits. If the Company, at any
                  time while this Warrant is outstanding: (A) pays a stock
                  dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity
                  equivalent securities payable in shares of Common Stock
                  (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this
                  Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by
                  reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise
                  Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding
                  treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of
                  shares of Common Stock outstanding immediately after such
                  event and the number of shares issuable upon exercise of this
                  Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective
                  immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or
                  re-classification.

                           b) Subsequent Equity Sales. If the Company or any
                  Subsidiary thereof, as applicable, at any time while this
                  Warrant is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its
                  securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other
                  disposition) any Common Stock or Common Stock Equivalents
                  entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price
                  (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), as adjusted hereunder
                  (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion,
                  exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the
                  Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive
                  Issuance), then, the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of
                  Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be
                  equal to the aggregate Exercise Price prior to such
                  adjustment. Such adjustment shall be made whenever such Common
                  Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance. The
                  Company shall notify the Holder in writing, no later than the
                  Trading Day following the issuance of any Common Stock or
                  Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing
                  terms (such notice the "Dilutive Issuance Notice"). For
                  purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price
                  regardless of whether the Holder accurately refers to the Base
                  Share Price in the Notice of Exercise.

                                       6

                           c) Pro Rata Distributions. If the Company, at any
                  time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants)
                  evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or
                  purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the
                  Exercise Price shall be adjusted by multiplying the Exercise
                  Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such
                  distribution by a fraction of which the denominator shall be the Closing Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Price on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of
                  Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the
                  portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common
                  Stock. Such adjustment shall be made whenever any such
                  distribution is made and shall become effective immediately after the record date mentioned above.

                           d) Fundamental Transaction. If, at any time while
                  this Warrant is outstanding, (A) the Company effects any
                  merger or consolidation of the Company with or into another
                  Person, (B) the Company effects any sale of all or
                  substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or
                  exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common
                  Stock or any compulsory share exchange pursuant to which the
                  Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a
                  "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such
                  Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional
                  consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification,
                  merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the
                  Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the
                  Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate
                  Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such
                  Fundamental Transaction, and the Company shall apportion the
                  Exercise Price among the Alternate Consideration in a
                  reasonable manner reflecting the relative value of any
                  different components of the Alternate Consideration. If
                  holders of Common Stock are

                                       7

                  given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such
                  Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or
                  surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing
                  provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any
                  agreement pursuant to which a Fundamental Transaction is
                  effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section
                  3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent
                  transaction analogous to a Fundamental Transaction.

                           e) Calculations. All calculations under this Section
                  3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any)
                  issued and outstanding.

                           f) Voluntary Adjustment By Company. The Company may
                  at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the
                  Company.

                           g) Notice to Holders.

                                    i. Adjustment to Exercise Price. Whenever
                           the Exercise Price is adjusted pursuant to this
                           Section 3, the Company shall promptly mail to each
                           Holder a notice setting forth the Exercise Price
                           after such adjustment and setting forth a brief
                           statement of the facts requiring such adjustment. If
                           the Company issues a variable rate security, despite
                           the prohibition thereon in the Purchase Agreement,
                           the Company shall be deemed to have issued Common
                           Stock or Common Stock Equivalents at the lowest
                           possible conversion or exercise price at which such
                           securities may be converted or exercised on the date
                           of such issuance in the case of a Variable Rate
                           Transaction (as defined in the Purchase Agreement).

                                    ii. Notice to Allow Exercise by Holder. If
                           (A) the Company shall declare a dividend (or any
                           other distribution) on the Common Stock; (B) the
                           Company shall declare a special nonrecurring cash
                           dividend on or a redemption of the Common Stock; (C)
                           the Company shall authorize the granting to all
                           holders of the Common Stock rights or warrants to
                           subscribe for or purchase any shares of capital stock
                           of any class or of any rights; (D) the approval of
                           any stockholders of the Company shall be required in
                           connection with any reclassification of the Common
                           Stock, any consolidation or merger to which the
                           Company is a party, any sale or transfer of all or
                           substantially all of the assets of the Company, of
                           any compulsory share exchange whereby the Common
                           Stock is converted into

                                       8

                           other securities, cash or property; (E) the Company
                           shall authorize the voluntary or involuntary
                           dissolution, liquidation or winding up of the affairs
                           of the Company; then, in each case, the Company shall
                           cause to be mailed to the Holder at its last address
                           as it shall appear upon the Warrant Register of the
                           Company, at least 20 calendar days prior to the
                           applicable record or effective date hereinafter
                           specified, a notice stating (x) the date on which a
                           record is to be taken for the purpose of such
                           dividend, distribution, redemption, rights or
                           warrants, or if a record is not to be taken, the date
                           as of which the holders of the Common Stock of record
                           to be entitled to such dividend, distributions,
                           redemption, rights or warrants are to be determined
                           or (y) the date on which such reclassification,
                           consolidation, merger, sale, transfer or share
                           exchange is expected to become effective or close,
                           and the date as of which it is expected that holders
                           of the Common Stock of record shall be entitled to
                           exchange their shares of the Common Stock for
                           securities, cash or other property deliverable upon
                           such reclassification, consolidation, merger, sale,
                           transfer or share exchange; provided, that the
                           failure to mail such notice or any defect therein or
                           in the mailing thereof shall not affect the validity
                           of the corporate action required to be specified in
                           such notice. The Holder is entitled to exercise this
                           Warrant during the 20-day period commencing on the
                           date of such notice to the effective date of the
                           event triggering such notice.

         Section 4. Transfer of Warrant.

         a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 5(a) and 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new
Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant
Shares without having a new Warrant issued.

         b) New Warrants. This Warrant may be divided or combined with other
Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.
Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                                       9

         c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant
Register"), in the name of the record Holder hereof from time to time. The
Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the
Holder, and for all other purposes, absent actual notice to the contrary.

         d) Transfer Restrictions. If, at the time of the surrender of this
Warrant in connection with any transfer of this Warrant, the transfer of this
Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the
Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities
Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an
"accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or
(a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

         Section 5. Miscellaneous.

         a) Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

         b) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the
Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such
Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

         c) Loss, Theft, Destruction or Mutilation of Warrant. The Company
covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

                                       10

         d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday,
Sunday or legal holiday.

         e) Authorized Shares.

                  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common
         Stock a sufficient number of shares to provide for the issuance of the
         Warrant Shares upon the exercise of any purchase rights under this
         Warrant. The Company further covenants that its issuance of this
         Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant
         Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading
         Market upon which the Common Stock may be listed.

                  Except and to the extent as waived or consented to by the
         Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this
         Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any
         Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this
         Warrant.

                  Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

         f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

                                       11

         g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

         h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination
Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the
Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

         j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant
Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the
Company or by creditors of the Company.

         k) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to seek specific performance of its rights under this Warrant. The Company agrees that monetary damages may not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant.

         l) Successors and Assigns. Subject to applicable securities laws, this
Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

         m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

         n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                                       12

         o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this
Warrant.

                              ********************

                                       13

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  May  __, 2005

                                   COMMON HORIZONS, INC.

                                   By:
                                      -----------------------------
                                      Name:
                                      Title:

                                       14

                               NOTICE OF EXERCISE

To:      COMMON HORIZONS, INC.

         (1)______The undersigned hereby elects to purchase ________ Warrant
Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         (2)______Payment shall take the form of (check applicable box):

                  [ ] in lawful money of the United States; or

                  [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in
                  subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

         (3)______Please issue a certificate or certificates representing said
Warrant Shares in the name of the undersigned or in such other name as is specified below:

                  ----------------------------------------

The Warrant Shares shall be delivered to the following:

                  ----------------------------------------

                  ----------------------------------------

                  ----------------------------------------

         (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]
Name of Investing Entity:
                          -----------------------------------------------------

Signature of Authorized Signatory of Investing Entity:
                                                       ------------------------

Name of Authorized Signatory:
                              -------------------------------------------------

Title of Authorized Signatory:
                              -------------------------------------------------

Date:
      -------------------------------------------------------------------------

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

                                               whose address is
-----------------------------------------------

---------------------------------------------------------------.

---------------------------------------------------------------

                                             Dated:         ,
                                                   --------  ---

                  Holder's Signature:
                                      --------------------------

                  Holder's Address:
                                      --------------------------

                                      --------------------------

Signature Guaranteed:
                       -----------------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.